Supplement dated June 20, 2018 to the

PNC Funds’ Prospectuses and Statements of Additional Information

each dated September 28, 2017, each as supplemented

PNC Government Money Market Fund

PNC Treasury Money Market Fund

PNC Treasury Plus Money Market Fund

(the “Funds”)

This Supplement provides new and additional information regarding the above-captioned Funds. This Supplement should be read in conjunction with the above referenced documents.

The Funds’ Class A, Service Class and Advisor Class Shares are subject to shareholder servicing fees of up to 0.25%, 0.25% and 0.10% respectively.  From January 1, 2010 to December 2017, those fees were suspended. On December 15, 2017, those suspensions were lifted, and Class A, Service Class and Advisor Class Shares became subject to shareholder servicing fees of up to 0.10%.  Effective immediately, Class A and Service Class Shares will be subject to shareholder servicing fees of up 0.15%.  Subject to the limits described in the first sentence of this paragraph, any limitation on the shareholder servicing fees of Class A and Service Class Shares may be removed at any time without prior notice.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-007-0618-2